Exhibit No. 99

                                             WFMBS MORTGAGE LOAN POOL
                                        20-YEAR THROUGH 30-YEAR FIXED RATE
                                             NON-RELOCATION MORTGAGES
                                               WFMBS SERIES 2003-05
                                             POOL PROFILE (3/13/2003)

                                                 BID              TOLERANCE
                                            -------------   --------------------
AGGREGATE PRINCIPAL BALANCE                 $500,000,000              (+/-5.00%)

MORTGAGE LOAN CUTOFF DATE                       1-Apr-03
INTEREST RATE RANGE                          5.375-9.000
GROSS WAC                                          6.160%       (+5 bps/-5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                      25 bps
MASTER SERVICING FEE                               1 bps
WAM (in months)                                      356            (+/-2 month)

WALTV                                                 64%          (maximum +5%)

CALIFORNIA %                                          47%          (maximum 50%)

AVERAGE LOAN BALANCE                            $505,000      (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE               $1,730,000    (maximum $1,730,000)

CASH-OUT REFINANCE %                                  16%          (maximum +5%)

PRIMARY RESIDENCE %                                   98%          (minimum -5%)

SINGLE-FAMILY DETACHED %                              93%          (minimum -5%)

FULL DOCUMENTATION %                                  65%          (minimum -5%)

UNINSURED > 80% LTV %                                  0%          (maximum +1%)

WA FICO                                              730        (minimum WA 720)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

(1) All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2003-05
                            POOL PROFILE (3/13/2003)
                               PRICING INFORMATION

RATING AGENCIES                                   TBD by Wells Fargo

PASS THRU RATE                                                  5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                            0.02%

PRICING DATE                                                     TBD

FINAL STRUCTURE DUE DATE                                   10-Apr-03    9:00 AM

SETTLEMENT DATE                                            29-Apr-03

ASSUMED SUB LEVELS                                               AAA      2.700%
                                                                  AA      1.250%
                                                                   A      0.800%
                                                                 BBB      0.500%
                                                                  BB      0.300%
                                                                   B      0.150%

                                                  Note: AAA Class will be rated
                                                  by two rating agencies. AA
                                                  through B Classes will be
                                                  rated by one rating agency.

WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:

      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:

      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.

      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-05. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.

WFMBS CONTACTS                          Brad Davis (301) 846-8009
                                        Mike Miller (301) 815-6397
                                        Gretchen Markley (301) 846-8356

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                            WFASC DENOMINATION POLICY

                                        MINIMUM
TYPE AND DESCRIPTION                  DENOMINATION     PHYSICAL      BOOK ENTRY
OF CERTIFICATES                          (1)(4)      CERTIFICATES   CERTIFICATES
-----------------------------------   ------------   ------------   ------------

Class A

PAC, TAC, Scheduled, Accrual,
Sequential, Floaters, NAS,
Non-complex components
(subject to reasonable
prepayment support)                        $25,000     Allowed        Allowed

Companion classes for PAC,
TAC, Scheduled Classes                    $100,000     Allowed        Allowed

Inverse Floater, PO,
Subclasses of the Class A that
provide credit protection to
the Class A, Complex
multi-component certificates              $100,000     Standard     Upon Request

Notional and Nominal Face IO              (2)          Standard     Upon Request

Residual Certificates                     (3)          Required     Not Allowed

All other types of Class A
Certificates                              (5)            (5)            (5)

CLASS B (Investment Grade)                $100,000     Allowed        Allowed
CLASS B (Non-Investment Grade)            $250,000     Required     Not Allowed

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.